As Filed with the Securities and Exchange Commission on November 22, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 22, 2010 (November 19, 2010)

MONSANTO COMPANY
(Exact Name of Registrant as Specified in its Charter)
Delaware                                001-16167                               43-1878297

       (State of Incorporation)                   (Commission File Number)                 (IRS Employer Identification No.)

800 North Lindbergh Boulevard

St. Louis, Missouri    63167

(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2010, Carl Casale, executive vice president and chief financial officer of Monsanto Company (NYSE: MON), notified Monsanto that he plans to leave his position effective December 31, 2010, to become president and chief executive officer of CHS Inc. (NASDAQ: CHSCP), a Fortune 100 diversified energy, grains and foods company.  A press release announcing the foregoing is attached hereto as Exhibit 99.

ITEM 9.01      Financial Statements and Exhibits

(d)           Exhibits.  The following document is filed as an exhibit to this report:

Exhibit 99                     Press Release, dated November 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSANTO COMPANY

Dated:  November 22, 2010                             By:  /s/ Jennifer L. Woods

Name:  Jennifer L. Woods

Title:    Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	Press Release, dated November 22, 2010